Exhibit 10(h)

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                           STOCK SUBSCRIPTION WARRANT
                        to Purchase ______ Shares of the
                  Series A Preferred Stock, $.001 Par Value, of
           TRACER Design, Inc., an Arizona corporation (the "Company")

                DATE OF INITIAL ISSUANCE: As of February 13, 1996

         THIS CERTIFIES THAT for value received, ___________________________ or its registered assigns (hereinafter called the "Holder") is entitled to purchase from the Company, at any time during the Term of this Warrant, _______________________________ (______) shares of Series A Preferred Stock,
$.001 par value, of the Company (the "Common Stock"), at the Warrant Price, payable in lawful money of the United States of America, to be paid upon the exercise of this Warrant. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained and may be exercised in whole or in part.

         1. Definitions. For all purposes of this Warrant, the following terms shall have the meanings indicated:

Preferred Stock shall mean and include the Company's authorized Series A Preferred Stock, $.001 par value as constituted at the date of this Warrant.

Term of this Warrant shall mean the period beginning on the date of initial issuance hereof and ending on February 13, 2006.

Warrant Price shall mean one cent ($.01) per share, subject to adjustment in accordance with Section 5 and Section 10.

Warrant Shares shall mean the shares of Preferred Stock purchased or purchasable by the Holder of this Warrant upon exercise hereof.

         2. Exercise of Warrant. The Warrant shall be exercised, if at all, only as follows:

         (a) To exercise this Warrant in whole or in part, the Holder shall deliver to the Company at its principal office, at any time and from time to time during the Term of this Warrant: (i) the notice of exercise in the form attached hereto as Exhibit A,
                  (ii) cash, certified or official bank check payable to the order of the Company, wire transfer of funds to the Company's account, or the surrender of evidence of any indebtedness of the Company to the Holder (or any combination of the foregoing) in the amount of the Warrant Price for each share being purchased, and (iii) this Warrant.

         (b) Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (i) any applicable state securities laws, and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise be listed) on the face thereof, unless at the time of exercise, such Warrant Shares shall be registered under the Securities Act of 1933, as amended (the "Securities Act");

                           "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS."

                  In addition, for so long as that certain Investor Rights Agreement dated February 13, 1996, by and among the Company, the initial Holder hereof, among others (the "Investor Rights Agreement"), remains in effect, each certificate for Warrant Shares shall bear the legends set forth therein.

         3. Covenants As to Preferred Stock. The Company covenants and agrees that: (i) all shares of Preferred Stock that may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof; (ii) it will pay when due and payable any and all federal and state taxes (other than federal or state income taxes, if any, which shall remain Holder's responsibility) that may be payable in respect of the issue of this Warrant or any Preferred Stock or the Warrant Shares; (iii) it will at all times have authorized and reserved, free from preemptive rights, a sufficient number shares of Preferred Stock (and underlying common stock) to provide for the exercise of the rights represented by this Warrant; (iv) if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be; and (v) if and so long as the Preferred Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Company, will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Preferred Stock issuable upon exercise of this Warrant.

         4. Adjustment of Number of Shares. Upon each adjustment of the Warrant Price as provided in Section 5 below, the Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest 1/10th of a share) obtained by multiplying the Warrant Price in effect immediately before such adjustment by the number of shares purchasable pursuant hereto immediately before such adjustment, and dividing the product thereof by the Warrant Price resulting from such adjustment.

         5. Adjustment of Warrant Price. The Warrant Price shall be subject to adjustment from time to time as follows:

                  (a) If, at any time during the term of this Warrant, the number of shares of Preferred Stock outstanding is increased by a stock dividend payable in shares of Preferred Stock or by a subdivision or split-up of shares of Preferred Stock, then, following the record date fixed for the determination of Holders of Preferred Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased so that the number of shares of Preferred Stock issuable upon the exercise of this Warrant shall be increased in proportion to such increase in outstanding shares.

                  (b) If, at any time during the term of this Warrant, the number of shares of Preferred Stock outstanding is decreased by a combination of the outstanding shares of Preferred Stock, then, following the record date for such combination, the Warrant Price shall appropriately increase so that the number of shares of Preferred Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

                  (c) All calculations under this Section 5 shall be made to the nearest cent or to the nearest 1/10th of a share, as the case may be.

                  (d) If the Company proposes to take any action of the types described in Section 5(a) or (b), the Company shall forward at the same time and in the same manner, to the Holder of this Warrant, such notice, if any, that the Company shall give to the Holders of capital stock of the Company.

         6. Transfers. The Company may deem and treat the person in whose name this Warrant is registered as the Holder and owner hereof. Notwithstanding the foregoing, the Warrant and all rights hereunder are not transferable in whole or in part without the prior written consent of the Company, and any attempted transfer without such consent and such compliance shall be void. Transferability of the Warrant Shares is limited as set forth in this Warrant and in the Investor Rights Agreement.

         7. Mergers, Consolidations, Sales. In the case of any proposed consolidation or merger of the Company with another entity, or the proposed sale of all or substantially all of its assets to another person or entity, or any proposed reorganization or reclassification of the capital stock of the Company, then, as a condition of any such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made pursuant to which the Holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, in lieu of the shares of Preferred Stock of the Company immediately purchasable hereunder, such shares of stock, securities or assets as may, by virtue of such consolidation, merger, sale, reorganization or reclassification, be issued or payable with respect to or in exchange for the number of shares of such Preferred Stock purchasable hereunder immediately before such consolidation, merger, sale reorganization or reclassification. The Company shall forward at the same time and in the same manner, to the Holder of this Warrant, such notice, if any, that the Company shall give to the Holders of capital stock of the Company with respect to any proposed transaction described above or any distribution of assets of the Company in dissolution or liquidation, or any extraordinary dividend or other distribution on its Preferred Stock except out of earned surplus or by way of a stock dividend payable in shares of its Preferred Stock. This Warrant shall be binding upon any corporation or other person or entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

         8.   Registration   Rights.   The  Warrant   Shares  shall   constitute
"Registrable Securities" under the Investor Rights Agreement, Holder agrees that it and the Warrant Shares shall be bound by the Investor Rights Agreement.

         9. Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at ______________________________________________
________________________________________________________________________________
_____________________,  Attn:  ____________,  or to such other  address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at or sent by registered or certified mail to, the Company at Tracer Design, Inc., 2231 East Camelback Road, Suite 324, Phoenix, Arizona 85016, Attn:
Chad Little, or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly and authorized officer as of this 13th day of February , 1996.


                                         THE COMPANY:

ATTEST:                                  TRACER Design, Inc.


By: ________________________             By: ________________________________
    Its Secretary                            Its President

                           FORM OF NOTICE OF EXERCISE

                [To be signed only upon exercise of the Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT

         1. The undersigned hereby exercises the right to purchase _______ shares of Preferred Stock that the undersigned is entitled to purchase by the terms of the within Warrant according to the conditions thereof, and herewith makes payment of the Warrant Price of such shares in full. All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of the Company shall be:

_______________________________________________________________________________.

The shares are to be issued in certificates of the following denominations:

_______________________________________________________________________________.

         2. The undersigned hereby represents that the shares of the Company's Preferred Stock to be delivered to it pursuant to the above-mentioned exercise of the Warrant are being acquired by the undersigned as an investment and not with a view to, or for sale in connection with, the distribution of any such shares. The undersigned agrees to indemnify the Company and its subsidiaries, together with their officers and directors, for any liabilities, losses, damages and expenses (including reasonable attorney fees) arising from or in connection with any disposition of the shares hereby being acquired, or any interest therein, in violation of applicable securities laws or regulations. The undersigned further represents that the undersigned has been given access to all information requested by the undersigned to allow the undersigned to make a decision as to the advisability of an investment in the Company's stock and the value of such stock, and that undersigned has the skill and experience necessary to make such decision.


_______________________________________
[Authorized Signature of Holder]

_______________________________________
[Type Name of Holder]


By:    ________________________________
Title: ________________________________
Date:  ________________________________

Schedule to Exhibit 10(h) - Form of Stock Subscription Warrant dated February 13, 1996.

List of Holders and Series A Preferred Shares:

         Wasatch Venture Corporation     -   17,500 shares
         Newtek Ventures II, L.P.        -    5,000 shares
                                        7